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                                                                Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this registration statement on Form S-8 to register 1,500,000 shares of Cubist Pharmaceuticals, Inc.'s common stock of our report dated February 12, 1997, on our audit of the financial statements of Cubist Pharmaceuticals, Inc.


                                                  Coopers & Lybrand L.L.P.

Boston, Massachusetts
April 21, 1997